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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  August 16, 1996
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


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North Carolina                           1-10646                      56-1688522
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
(State of Incorporation)            (Commission File Number)  (IRS Employer Identification No.)
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134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                      (Zip code)


Registrant's telephone number, including area code:           (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.





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Item 2.  Acquisition or Disposition of Assets:
On August 15, 1996, Centura Banks, Inc. ("Centura") announced that it has successfully completed its merger with First Community Bank in Gastonia, North Carolina. The merger was consummated through the issuance of .96 shares of Centura common stock for each share of First Community stock. The transaction resulted in the recognition of approximately $16 million of goodwill. First Community's four offices will open as Centura financial centers on Monday August 19, 1996. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: August 16, 1996                        By:     /s/ Frank L. Pattillo
                                                     Frank L. Pattillo
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

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                                                                                Sequential
                                                                                  Page
Exhibit                             Description of Exhibit                        Number
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
99                Press release dated August 15, 1996                           5
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